EXHIBIT 10.1
EXECUTION COPY

AMENDMENT NO. 1
to
REGISTRATION RIGHTS AGREEMENT
between
TIME WARNER INC.
(f/k/a AOL TIME WARNER INC.)
and
TIME WARNER CABLE INC.,
Dated as of May 20, 2008

TABLE OF CONTENTS

Page
ARTICLE I

Definitions

SECTION 1.01. General	1
SECTION 1.02. Amendment to Section 1.1 of the Agreement	1
SECTION 1.03. New Section 1.4	3

ARTICLE II

General; Securities Subject to this Agreement

SECTION 2.01. Amendment to Section 2.2 of the Agreement	3
SECTION 2.02. Amendment to Section 2.3 of the Agreement	3

ARTICLE III

Demand Registration

SECTION 3.01. Amendment to Section 4.1 of the Agreement	4
SECTION 3.02. Amendment to Section 4.3 of the Agreement	4
SECTION 3.03. Amendment to Section 4.5 of the Agreement	4
SECTION 3.04. Amendment to Section 5.1 of the Agreement	4
SECTION 3.05. Amendment to Section 6.1(a) of the Agreement	5
SECTION 3.06. Amendment to Section 6.3(b) of the Agreement	5
SECTION 3.07. Amendment to Section 6.10 of the Agreement	5

ARTICLE IV

Miscellaneous

SECTION 4.01. Rights	5
SECTION 4.02. Counterparts and Signature	6
SECTION 4.03. GOVERNING LAW	6
-i-

     AMENDMENT NO. 1 (this “Amendment”), dated as of May 20, 2008, to REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of March 31, 2003, between TIME WARNER INC. (f/k/a AOL TIME WARNER INC.), a Delaware corporation (“AOLTW”), and TIME WARNER CABLE INC., a Delaware corporation (the “Issuer”).
          WHEREAS concurrently with the execution of this Amendment, in connection with the contemplated separation of AOLTW and the Issuer, AOLTW, the Issuer, Time Warner Entertainment Company, L.P., TW NY Cable Holding Inc., Warner Communications Inc., Historic TW Inc. and American Television and Communications Corporation are entering into a Separation Agreement (the “Separation Agreement”); and
          WHEREAS AOLTW and the Issuer desire to reflect their agreement with respect to the amendment of certain provisions of the Agreement.
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged by this Amendment, AOLTW and the Issuer, for themselves, their successors and assigns, agree as follows:
ARTICLE I
Definitions
          SECTION 1.01. General. Unless otherwise specified herein, capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Agreement. References in the Agreement to “this Agreement” shall be deemed to refer to the Agreement as amended by this Amendment. Notwithstanding the foregoing, the date of the Agreement, as amended hereby, shall in all instances remain March 31, 2003, and references to “the date hereof”, “the date of this Agreement” and “the Effective Date” in the Agreement shall continue to refer to March 31, 2003.
          SECTION 1.02. Amendment to Section 1.1 of the Agreement.
          (a) The definition of “Registrable Securities” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:
          “‘Registrable Securities’ means each of the following: (a) any and all shares of Common Equity now or hereafter held by AOLTW or its Affiliates (including those issued or issuable in connection with the TWNY Exchange or the High Vote-Low Vote Exchange or any other transaction contemplated by the Separation Agreement) or issued or issuable upon conversion of any convertible security or exercise of any warrants or options held by AOLTW or its Affiliates, (b) any shares of Common Equity or any other securities issued or issuable to a Stockholder or any of its Affiliates in respect of any Registrable Securities by way of a conversion, exchange, replacement, stock dividend or stock split or other distribution in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, spin-off, split-off or otherwise and any shares of Common Equity or voting common stock or other securities issuable upon conversion, exercise or exchange thereof, and (c) all shares of Common Equity or other securities described in (b) above owned by any Permitted Transferee that were transferred in accordance with the terms of this Agreement and were Registrable Securities at the time such shares or securities were transferred to such Permitted Transferee; provided that in the case of each of clause (a), (b) and (c) above, all such shares of Common Equity (whether now held or issued or issuable upon conversion of any convertible security or exercise of any warrants or options) or other securities described in (b) above shall cease to be Registrable Securities upon consummation of the Distribution.
          (b) The definition of “Initial Public Offering” in Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:
          “‘Initial Public Offering’ means the distribution to creditors of ACC of shares of the Common Equity in accordance with ACC’s plan of reorganization, effective as of February 13, 2007, under chapter 11 of title 11 of the United States Code.”
          (c) The following definitions are hereby added to Section 1.1 of the Agreement in alphabetical order:
          “‘ACC’ means Adelphia Communications Corporation.
          ‘Amendment’ has the meaning set forth in the preamble.
          ‘Distribution’ has the meaning set forth in Article I of the Separation Agreement.
          ‘Eligible Holders’ has the meaning set forth in Article I of the Separation Agreement.
          ‘FINRA’ means the Financial Industry Regulatory Authority.
          ‘High Vote-Low Vote Exchange’ has the meaning set forth in Section 2.06(b) of the Separation Agreement.
          ‘Separation’ has the meaning set forth in Article I of the Separation Agreement.
          ‘Separation Agreement’ has the meaning set forth in the recitals to the Amendment.
          ‘Separation Demand’ has the meaning set forth in Section 4.1(a) of the Agreement.
          ‘TWNY Exchange’ has the meaning set forth thereto in Section 2.03(b) of the Separation Agreement.”

          SECTION 1.03. New Section 1.4. Article I of the Agreement is hereby amended by adding a new Section 1.4 at the end thereof:
          “1.4 Sales and other Dispositions of Securities. For purposes of Articles IV, V and VI of this Agreement, the terms “sale”, “sell”, “sold”, “selling”, “seller” or similar terms shall be deemed to include the correlative forms of the terms “disposition”, “dispose of”, “disposed of”, “disposing of”, “disposing person” or similar terms, as may be appropriate in furtherance of the Separation. For the avoidance of doubt, “disposition” and its correlative forms shall include a spin-off, split-off, whether by way of exchange offer or merger/election transaction, or any other manner by which the Distribution is effected.”
ARTICLE II
General; Securities Subject to this Agreement
          SECTION 2.01. Amendment to Section 2.2 of the Agreement. Section 2.2 of the Agreement is hereby amended and restated in its entirety as follows:
          “Registrable Securities. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities (a) when a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (b) when they shall have been distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act, (c) when they shall have been otherwise transferred, and, in accordance with Section 3.1, new certificates for them not bearing a legend restricting further transfer shall have been delivered, (d) when they shall have become freely transferable without registration under the Securities Act, (e) when they shall have ceased to be outstanding or (f) upon the consummation of the Distribution.”
          SECTION 2.02. Amendment to Section 2.3 of the Agreement. Section 2.3 of the Agreement is hereby amended and restated in its entirety as follows:
          “Holders of Registrable Securities. Each of the following shall be deemed to be a Stockholder: (a) any Person owning of record Registrable Securities, or holding an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities, whether or not such acquisition or conversion has actually been effected, and (b) with respect to any shares of Class A Common Stock issued or issuable pursuant to the TWNY Exchange or the High Vote-Low Vote Exchange, whether held or to be held by AOLTW or its Affiliates or to be transferred to AOLTW pursuant to the Separation Agreement, AOLTW. If the Issuer receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Issuer may act upon the basis of the instructions, notice or election received from

AOLTW. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.”
ARTICLE III
Demand Registration
          SECTION 3.01. Amendment to Section 4.1 of the Agreement. Section 4.1(a) of the Agreement is hereby amended and restated in its entirety as follows:
          “(a) At any time after the completion of the Initial Public Offering, a Stockholder may make a written request to the Issuer to register, and the Issuer shall register, on the appropriate form, under the Securities Act, the number of Registrable Securities stated in such request (a ‘Demand Registration’). Any request by AOLTW pursuant to this Section 4.1(a) may be made to facilitate the Separation (a ‘Separation Demand’).”
          SECTION 3.02. Amendment to Section 4.3 of the Agreement. Section 4.3 of the Agreement is hereby amended and restated in its entirety as follows:
          “Underwriting. If the Issuer or the Majority Requesting Stockholders elect, the Issuer shall use all commercially reasonable efforts to cause the sale of Registrable Securities relating to a Demand Registration (other than an OTC Hedging Transaction or a registration pursuant to a Separation Demand) to be in the form of a firm commitment underwritten offering, and the Lead Underwriter shall be selected in accordance with Section 6.9.”
          SECTION 3.03. Amendment to Section 4.5 of the Agreement. Section 4.5 of the Agreement is hereby amended and restated in its entirety as follows:
          “Cutback Provisions. All offerings made in respect of Demand Registrations (other than pursuant to a Separation Demand) shall be subject to the limitations set forth in Section 6.10.”
          SECTION 3.04. Amendment to Section 5.1 of the Agreement. Section 5.1 of the Agreement is hereby amended and restated in its entirety as follows:
          “Issuer Incidental Registration. At any time after the Closing, if a Stockholder requests a Demand Registration (other than a Separation Demand) in accordance with Article IV, then the Issuer shall have the right, subject to the limitations set forth in Section 6.10, to register Issuer Securities or securities for the account of any stockholder of the Issuer other than the Stockholders. In connection with any Demand Registration under Article IV involving an underwritten offering, the Issuer shall not include any securities of the Issuer for the account of any Person other than the Stockholders unless such Person accepts the terms of the underwritten offering as agreed upon between the Lead Underwriter and the Stockholders requesting registration.”

          SECTION 3.05. Amendment to Section 6.1(a) of the Agreement. Section 6.1(a) of the Agreement is hereby amended and restated in its entirety as follows:
          “(a) the Issuer shall, as expeditiously as practicable, prepare and file with the Commission a Registration Statement on Form S-3 (or, if the Issuer is not then eligible to use Form S-3, on any form for which the Issuer then qualifies, which counsel for the Issuer deems appropriate and which is available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof), or, if required in connection with a Separation Demand, Form S-4 or any other form necessary to give effect to the Separation, and use all commercially reasonable efforts to cause such Registration Statement to become effective as expeditiously as practicable; provided, however, that (i) before filing a Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer shall provide Stockholder Counsel and any other Inspector with a reasonable opportunity to review and comment on such Registration Statement and each Prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Issuer’s control, and (ii) the Issuer shall notify each Stockholder, Stockholder Counsel, and each other party participating in such distribution of Registrable Securities of any stop order issued or threatened by the Commission and take all commercially reasonable action required to prevent the entry of such stop order or to remove it if entered;”.
          SECTION 3.06. Amendment to Section 6.3(b) of the Agreement. Section 6.3(b) of the Agreement is hereby amended by adding at the end thereof the following:
          “This Section 6.3(b) shall not apply to any registration pursuant to a Separation Demand.”
          SECTION 3.07. Amendment to Section 6.10 of the Agreement. Section 6.10 of the Agreement is hereby amended by adding at the end thereof the following:
          “This Section 6.10 shall not apply to any registration pursuant to a Separation Demand.”
ARTICLE IV
Miscellaneous
          SECTION 4.01. Rights. Except as specifically set forth herein, the Agreement shall remain unchanged and in full force and effect. The parties acknowledge and agree that there are no amendments, modifications or waivers in respect of the Agreement other than those specifically set forth in this Amendment.

          SECTION 4.02. Counterparts and Signature. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties hereto and delivered to the other parties, it being understood that all parties need not sign the same counterpart. This Amendment may be executed and delivered by facsimile transmission.
          SECTION 4.03. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF LAWS OF ANY JURISDICTIONS OTHER THAN THOSE OF THE STATE OF NEW YORK.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives.

TIME WARNER INC.,
by	/s/ John K. Martin, Jr.
	Name:	John K. Martin, Jr.
	Title:	Executive Vice President & Chief Financial Officer

TIME WARNER CABLE INC.,
by	/s/ Robert D. Marcus
	Name:	Robert D. Marcus
	Title:	Senior Executive Vice President & Chief Financial Officer